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                                                                    EXHIBIT 10.1

                        HEALTH SCIENCE PROPERTIES, INC.
                   AMENDED & RESTATED 1996 STOCK OPTION PLAN

SECTION 1.  GENERAL PURPOSE OF PLAN; DEFINITIONS.
            ------------------------------------

          The name of this plan is the Health Science Properties, Inc. Amended and Restated 1996 Stock Option Plan (the "Plan"). The Plan constitutes the consolidation of (a) the Health Science Properties, Inc. 1996 Stock Option Plan;
(b) the Health Science Properties, Inc. 1996 Stock Option Plan for Non-Employee Directors (which plans were adopted by the Board (as defined below) on July 26, 1996, subject to the approval of stockholders of the Company (as defined below), which stockholder approval was obtained on the same date); (c) the Health Science Properties, Inc. 1995 Substitute Stock Option Plan; and (d) the Health Science Properties, Inc., 1995 Substitute Stock Option Plan for Non-Employee Directors (which plans were adopted by the Board on September 28, 1995, subject to the approval of the stockholders of the Company, which stock holder approval was obtained on the same date), which consolidation was effected to reflect recent changes to Rule 16b-3 (as defined below). The purpose of the Plan is to enable the Company to continue to (i) provide for the issuance of stock options in substitution for stock options previously granted under the Parent's Option Plan (as defined below) in the event of certain changes in the capital or corporate structure of the Company and/or the Parent (as defined below) and (ii) compensate non-employee members of the Board and to provide incentives to such members, to obtain and retain competent personnel who will contribute to the Company's success by their ability, ingenuity and industry and to provide incentives to the participating officers and other key employees who are linked directly to increases in stockholder value as affected by the recent change in the capitalization of the Company and will, therefore, inure to the benefit of all stockholders of the Company.

          For purposes of the Plan, the following terms shall be defined as set forth below:

          (a)  "Administrator" means the Board, or, if the Board does not
                -------------
administer the Plan, the Committee in accordance with Section 2 of the Plan.

          (b)  "Board" means the Board of Directors of the Company.
                -----

          (c)  "Code" means the Internal Revenue Code of 1986, as amended from
                ----
time to time, or any successor thereto.
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          (d)  "Commission" means the Securities and Exchange Commission.
                ----------

          (e)  "Committee" means the Compensation Committee of the Board, which
                ---------
shall consist of at least two members of the Board who are Non-Employee Directors, or any other Committee the Board may appoint to administer the Plan. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

          (f)  "Company" means Health Science Properties, Inc., a corporation
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organized under the laws of the State of Maryland (or any successor corporation).

          (g)  "Convertible Preferred Stock" means the Series V Preferred Stock,
                ---------------------------
par value $.01 per share, of the Company.

          (h)  "Effective Date" means the date provided pursuant to Section 11.
                --------------

          (i) "Eligible Participant" means a non-employee director or employee
               --------------------
of the Company or any Subsidiary eligible to participate in the Plan pursuant to
Section 4 of the Plan.

          (j) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (k) "Fair Market Value" means, as of any given date, with respect to
               -----------------
any awards granted hereunder, (i) if the Stock is quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing sale price, regular way, or in case no such sale takes place, the average of the reported closing bid and asked prices, regular way, in each case on the principal national securities exchange or quotation system on which the Stock is quoted or listed or admitted to trading, averaged for the ten consecutive trading day period ending on such given date, or (ii) if the Stock is not publicly traded, the fair market value of the Stock as otherwise determined by the Committee in the good faith exercise of its discretion.

          (l)  "Incentive Stock Option" means any Stock Option intended to be
                ----------------------
designated as an "incentive stock option" within the meaning of Section 422 of the Code.

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          (m)  "Non-Employee Director" shall have the meaning set forth in Rule
                ---------------------
16b-3.

          (n) "Nonqualified Stock Option" means any Stock Option that is not an
               -------------------------
Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

          (o)  "Parent" means Health Science Properties Holding Corporation, a
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corporation organized under the laws of the State of Maryland (or any successor corporation).

          (p)  "Parent Stock Options" means stock options granted under the
                --------------------
Parent's Option Plan.

          (q)  "Parent's Option Plan" means the Parent's 1994 Stock Option Plan
                --------------------
and 1994 Stock Option Plan for Non-Employee Directors, as such plans may be amended from time to time in accordance with the terms thereof.

          (r)  "Participant" means any Eligible Participant selected by the
                -----------
Administrator, pursuant to the Administrator's authority in Section 2 of the Plan, to receive grants of Stock Options or a holder of a Parent Stock Option deter mined by the Administrator pursuant to the Administrator's authority in
Section 6 of the Plan to receive grants of Substitute Stock Options.

          (s) "Rule 16b-3" means Rule 16b-3 under Section 16 of the Exchange
               ----------
Act, as such rule may be amended from time to time, or any successor definition adopted by the Commission.

          (t)  "Stock" means the common stock, par value $.01 per share, of the
                -----
Company.

          (u)  "Stock Option" means any option to purchase shares of Stock
                ------------
granted pursuant to Section 5 or 6 of the Plan.

          (v) "Subsidiary" means any corporation (other than the Company) in an
               ----------
unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

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          (w)  "Substitute Stock Option" means any option to purchase shares of
                -----------------------
Stock granted pursuant to Section 6 of the Plan.


SECTION 2.  ADMINISTRATION.
            --------------

          The Plan shall be administered by the Board, or by a Committee that shall be appointed by the Board and that shall serve at the pleasure of the Board.

          The Administrator shall have the power and authority to grant Stock Options to Eligible Participants and to grant Substitute Stock Options to holders of Parent Stock Options.

          In particular, the Administrator shall have the authority:

          (a) to select those non-employee directors and employees of the Company or any Subsidiary who are Eligible Participants;

          (b) to determine whether and to what extent Stock Options are to be granted to Eligible Participants;

          (c) to determine the number of shares of Stock to be covered by each such award granted hereunder;

          (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder; and

          (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options.

          The Administrator shall have the discretionary authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

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          All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, any Subsidiaries and the Participants.

SECTION 3.  STOCK SUBJECT TO PLAN.
            ---------------------

          (a) Stock Option other than Substitute Stock Options.  The total
              ------------------------------------------------
number of shares of Stock reserved and available for issuance under the Plan for Stock Options (other than Substitute Stock Options) shall be 239.60, of which
(i) 205.37 shall be available for issuance to employees of the Company and (ii)
34.23 shall be available for issuance to non-employee directors of the Company. Such shares of Stock may consist, in whole or in part, of authorized and unissued shares or treasury shares.

          Subject to the foregoing, (i) the number of shares subject to outstanding Stock Options issued under this Section 3(a) to employees of the Company, may not exceed 10.77% of the sum of the number of shares of Stock into which the Convertible Preferred Stock issued as of the date of any grant may be converted plus the number of shares of Stock issuable upon the exercise of Stock Options previously granted under this Section 3(a) and (ii) the number of shares subject to outstanding Stock Options issued under this Section 3(a) to non-employee directors of the Company on the date any such Stock Option is granted hereunder, may not exceed 1.8% of the sum of the number of shares of Stock into which the Convertible Preferred Stock issued as of the date of any grant may be converted plus the number of shares of Stock issuable upon the exercise of Stock Options previously granted under this Section 3(a).

          (b)  Substitute Stock Options.  The total number of shares of Stock
               ------------------------
reserved and available for issuance under the Plan pursuant to Substitute Stock Options shall be 143.76, of which (i) 123.22 shall be available for issuance to employees of the Company and (ii) 20.54 shall be available for issuance to non-employee directors of the Company. Such shares of stock may consist, in whole or in part, of authorized and unissued shares or treasury shares.

          (c) Expiration of Options, Etc.  To the extent that a Stock Option
              --------------------------
expires or is otherwise terminated without being exercised, any shares issuable pursuant to such Stock Option shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in

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satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

          (d) Adjustments.  In the event of any merger, reorganization,
              -----------
consolidation, recapitalization, stock dividend or other change in capital or corporate structure affecting the Stock, a substitution or adjustment shall be made, as determined by the Administrator, in its sole discretion, in (i) the kind and aggregate number of shares reserved for issuance under the Plan and
(ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion.

SECTION 4.  ELIGIBILITY.
            -----------

          (a) Stock Options other than Substitute Stock Options.  Non-employee
              -------------------------------------------------
directors, officers and other key employees of the Company or Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its Subsidiaries shall be eligible to be
granted Stock Options (other than Substitute Stock Options) hereunder.   The
Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Participants recommended by the senior management of the Company; and the Administrator shall determine, in its sole discretion, the number of shares covered by each award. Incentive Stock Options may be granted only to employees of the Company or a Subsidiary.

          (b)  Substitute Stock Options.    Only holders of Parent Stock Options
               ------------------------
shall be eligible to be granted Substitute Stock Options hereunder.

SECTION 5.  STOCK OPTIONS OTHER THAN SUBSTITUTE STOCK OPTIONS.
            -------------------------------------------------

          (a) General.  Only Stock Options that are not Substitute Stock Options
              -------
may be granted pursuant to the provisions of this Section 5. Any Stock Option granted under this Section 5 of the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

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          (b) Types of Options.  The Stock Options granted under this Section 5
              ----------------
of the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. The Administrator shall have the authority to grant any optionee Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options; provided, however, that Incentive Stock Options may be granted
                  --------
only to employees of the Company or a Subsidiary. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Nonqualified Stock Option.

          (c) Terms and Conditions.  Stock Options granted under this Section 5
              --------------------
of the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

          (1) Option Price.  The option price per share of Stock purchasable
              ------------
under a Stock Option granted under this Section 5 of the Plan shall be deter mined by the Administrator at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock on such date. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company, the Parent or any Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

          (2) Option Term.  The term of each Stock Option granted under this
              -----------
Section 5 of the Plan shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by
         --------  -------
reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting powers of all classes of stock of the Company, the Parent or any Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

          (3) Exercisability.  Stock Options granted under this Section 5 of the
              --------------
Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that, except as provided herein or unless otherwise
--------  -------
deter-

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mined by the Administrator at or after grant, Stock Options granted to non-
employee members of the Board shall be exercisable immediately and Stock Options granted to other Participants shall be exercisable as follows:

                    (A) 50% of the shares of Stock subject to the Stock Option, one year following the date of grant of the Stock Option;

                    (B) 75% of the shares of Stock subject to the Stock Option, two years following the date of grant of the Stock Option; and

                    (C) 100% of the shares of Stock subject to the Stock Option, three years following the date of grant of the Stock Option.

The Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine in its sole discretion. In addition, any such Stock Option that is outstanding and not yet fully exercisable at the time of the occurrence of any of the following events shall become fully and immediately exercisable upon the earliest to occur of such events:

               (X) the termination of the employment of the holder of the Stock Option (i) by reason of such holder's death or Disability (as defined in the Participant holder's employment agreement, if any, or in the Company's long term disability plan) or (ii) by the Company without "Cause" or by such holder for "Good Reason," if and to the extent that either such term is defined in any employment or similar agreement between the Participant holder and the Company;

               (Y) the underwritten initial public offering of Stock by the Company; and

               (Z) a Change in Control, as defined in Section 9 hereof.

          (4) Method of Exercise.  Subject to Section 5(c)(3) above, Stock
              ------------------
Options granted under the Section 5 of the Plan may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made in the form of unrestricted Stock already owned by the optionee (based on the Fair Market
Value of the Stock on the date the option is exercised); provided, however, that
                                                         --------  -------
in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 10(a).

          The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under this Section 5 of the Plan as a condition precedent to a grant of a new Stock Option under this Section. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted; rovided, however, that should the Administrator so require, the number of
--------  -------
shares subject to such new Stock Option shall not be greater than the number of shares subject to the surrendered Stock Option. Upon their surrender, the Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for the grant of Stock Options hereunder.

          (5) Loans.  The Company may make loans available to Stock Option
              -----
holders as the Administrator, in its discretion, may determine in connection with the exercise of outstanding Stock Options granted under the Plan. Such loans shall (i) be evidenced by promissory notes entered into by the holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5(c)(5) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine, and (iv) be subject to Board approval. The principal amount of any such loan shall not, except to the extent permitted by applicable law, exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder and (y) any Federal, state or local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator; provided, however, that the term of the
                                    --------  -------
loan, including extensions, shall not exceed seven years. Unless the Administrator determines otherwise, when a loan shall have been made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable
            --------  -------
laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

          (6) Nontransferability of Options.  No Stock Options shall be
              -----------------------------
transferable by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order" as such term is defined in the Employee Retirement Income Security Act of 1974, as amended, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or as otherwise provided by a qualified domestic relations order.

          (7) Termination by Death.  If an optionee's employment or directorship
              --------------------
with the Company or any Subsidiary terminates by reason of death, the Stock Option may thereafter be exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee until the expiration of the stated term of such Stock Option.

          (8) Termination by Reason of Disability.  If an optionee's employment
              -----------------------------------
or directorship with the Company or any Subsidiary terminates by reason of Disability, any Stock Option granted under this Section 5 of the Plan held by such optionee may thereafter be exercised, (i) in the case of an Incentive Stock Option, for a period of twelve months (or such shorter period as the Administrator shall specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter, and (ii) in the case of a Nonqualified Stock Option, until the expiration of the stated term of such Stock Option; provided,
                                                                      --------
however, that, if the optionee dies within such twelve-month period (or such
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shorter period as the Administrator shall specify at grant) and prior to the expiration of the stated term of such Stock Option, any unexercised Stock Option held by such optionee shall thereafter be exercisable until the expiration of the stated term of such Stock Option. In the event of a termination of employment by reason of Disability, and an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

          (9)  Other Termination.  Except as otherwise provided in this
               -----------------
paragraph or otherwise determined by the Administrator, if an optionee's employ ment or directorship with the Company or any Subsidiary terminates for any reason other than death, Disability, without Cause or for Good Reason, if applicable, the Stock Option may be exercised until the earlier to occur of (i) three months from the date of such termination and (ii) the expiration of such Stock Option's term.

          (10) Annual Limit on Incentive Stock Options. To the extent that the
               ---------------------------------------
aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company, the Parent and any Subsidiary become exercisable for the first time by an optionee during any calendar year exceed $100,000, such options shall be treated as Nonqualified Stock Options.

          (11) Annual Limit on Stock Options.  More than one Stock Option may be
               -----------------------------
granted to an Eligible Participant during any fiscal year of the Company, but the aggregate number of shares of Stock underlying Stock Options granted to any Eligible Participant during any such fiscal year under this Section 5 shall not exceed fifty percent (50%) of the shares of Stock reserved for issuance under the Plan pursuant to Section 3 of the Plan.

SECTION 6.  SUBSTITUTE STOCK OPTIONS.
            ------------------------

          In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in the capital or corporate structure of the Company and/or the Parent (including without limitation an initial public offering of the Stock), Substitute Stock Options shall be granted under the Plan in substitution for then outstanding Parent Stock Options to the extent that the Administrator determines, in its sole discretion, that the grant of Substitute Stock Options is necessary to provide that holders of Parent Stock Options not be deprived of benefits to which they would otherwise have been entitled had such event or events not occurred; provided, however, that any
                                                     --------  -------
grant of a Substitute Stock Option shall be subject to the prior cancellation and surrender of the corresponding Parent Stock Option. The terms and conditions of Substitute Stock Options shall be substantially equivalent to those of the Parent Stock Options in respect of which the Substitute Stock Options are granted, consistent with maintaining the qualified status of any Parent Stock Options that qualify as Incentive Stock Options, with such adjustments as the Administrator, in its sole discretion, shall deem appropriate.

          Recipients of Substitute Stock Options shall enter into a stock option agreement with the Company, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

SECTION 7.  AMENDMENT AND TERMINATION.
            -------------------------

          The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made that would impair the rights of the Participant under any award theretofore granted without such Participant's consent. Notwithstanding the foregoing, stockholder approval under this Section 7 shall be required at such times and with respect to such amendments as shall be required to fulfill the conditions of Rule 16b-3, Section 162(m) and such other applicable statutory rules and regulations and only if the Company intends to fulfill such conditions.

          The Administrator may amend the terms of any award heretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 8.  UNFUNDED STATUS OF PLAN.
            -----------------------

          The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to an optionee by the Company, nothing contained herein shall give any such optionee any rights that are greater than those of a general creditor of the Company.

SECTION 9.  CHANGE IN CONTROL.
            -----------------

          (a) In addition to the applicable provisions of Section 5(c)(3) of the Plan, in the event of a Change in Control (as defined below), unless otherwise determined by the Administrator or the Board in writing at or after grant (including under any individual agreement), but prior to the occurrence of such Change in Control, (i) any indebtedness incurred pursuant to Section 5(c)(5) shall be forgiven and the collateral pledged in connection with any such loan shall be released; and (ii) the value of all outstanding Stock Options shall, to the extent determined by the Administrator at or after grant, be cashed out on the basis of the Change in Control Price (as defined below) as of the date the Change in Control occurs or such other date as the Administrator may determine prior to the Change in Control.

          (b) For purposes hereof, a "Change in Control" of the Company shall be deemed to have occurred if:

                    (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; any company owned, directly or indirectly, or by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company) is or becomes after the Effective Date the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; or

                    (ii) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this
Section 9(b)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                    (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or
(B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                    (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          (c) For purposes hereof , "Change in Control Price" means the higher of (i) the highest price per share paid or offered in any transaction related to a Change in Control or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Stock is listed, at any time during the preceding sixty-day period as determined by the Administrator, except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Administrator decides to cash out such options.

SECTION 10.  GENERAL PROVISIONS.
             ------------------

          (a) The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

          All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

          (b) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case

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

may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

          (c) Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, its Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

          (d) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 11.  EFFECTIVE DATE OF PLAN.
             ----------------------

          The Plan shall become effective on the date approved by the Board of Directors of the Company (the "Effective Date").

SECTION 12.  TERM OF PLAN.
             ------------

          No Stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

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